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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                   MAY 3, 2006

                               QUOTESMITH.COM, INC
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-26781                36-3299423
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

           8205 South Cass Ave., Darien, IL                      60561
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       (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 630-515-0170


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 AND 7.01   RESULTS OF OPERATION AND FINANCIAL CONDITION AND REGULATION
                     FD DISCLOSURE

         On May 3, 2006, Quotesmith.com, Inc. announced its earnings for the quarter ended March 31, 2006. The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

SECTION 9.01         FINANCIAL EXHIBITS AND EXHIBITS

ITEM 9.01(d)         EXHIBITS

Exhibit
Number               Description
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99.1                 Press Release dated May 3, 2006, announcing the earnings of
                     Quotesmith.com, Inc. for the quarter ended March 31, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 3, 2006                           By: /s/ PHILLIP A. PERILLO
                                                 -------------------------------
                                                 Phillip A. Perillo
                                                 Senior Vice President and Chief
                                                 Financial Officer